DETAIL OF SIGNIFICANT STATEMENT OF FINANCIAL POSITION AND STATEMENT OF COMPREHENSIVE INCOME CAPTIONS, Payroll and Social Security Taxes Payable (Details) - ARS ($) $ in Thousands	Dec. 31, 2025	Dec. 31, 2024
Current [Abstract]
Vacation benefit payable	$ 11,013,313	$ 11,793,210
Annual bonus payable	11,080,996	9,281,335
Social security taxes payable	5,538,571	4,475,361
UT	37,458	34,092
Total	$ 27,670,338	$ 25,583,998